Exhibit 99.1

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                       AICCO Premium Finance Master Trust
               (Formerly AIG Credit Premium Finance Master Trust)
                                  Series 2004-1
                         Monthly Noteholders' Statement
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      Set forth below is information with respect to the Payment Date of June
15, 2004 and with respect to the performance of the Trust during the related Monthly Period.

      Capitalized terms used in this Monthly Noteholders' Statement have their respective meanings set forth in the Base Indenture, as supplemented by the Series 2004-1 Supplement.

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
A.    INFORMATION REGARDING THE CURRENT MONTHLY PAYMENT (STATED ON THE BASIS OF
      $1,000 ORIGINAL NOTE PRINCIPAL AMOUNT).

          1 The total amount of the payment to Holders of Class A, Class B,
            Class C and Class D Notes.                                                                                       $1.00

          2 The amount of the payment set forth in A1 above in respect of
            Class A Monthly Principal.                                                                                       $0.00

          3 The amount of the payment set forth in A1 above in respect of
            Class B Monthly Principal.                                                                                       $0.00

          4 The amount of the payment set forth in A1 above in respect of
            Class C Monthly Principal.                                                                                       $0.00

          5 The amount of the payment set forth in A1 above in respect of
            Class D Monthly Principal.                                                                                       $0.00

          6 The amount of the payment set forth in A1 above in respect of
            Class A Monthly Interest                                                                                         $1.00

          7 The amount of the payment set forth in A1 above in respect of
            Class A Additional Interest.                                                                                     $0.00

          8 The amount of the payment set forth in A1 above in respect of
            Class A Deficiency Amount.                                                                                       $0.00

          9 The amount of the payment set forth in A1 above in respect of
            Class B Monthly Interest                                                                                         $1.21

         10 The amount of the payment set forth in A1 above in respect of
            Class B Additional Interest.                                                                                     $0.00

         11 The amount of the payment set forth in A1 above in respect of
            Class B Deficiency Amount.                                                                                       $0.00

         12 The amount of the payment set forth in A1 above in respect of
            Class B Prior Period Interest.                                                                                   $0.00

         13 The amount of the payment set forth in A1 above in respect of
            Class C Monthly Interest.                                                                                        $1.48

         14 The amount of the payment set forth in A1 above in respect of
            Class C Additional Interest.                                                                                     $0.00

         15 The amount of the payment set forth in A1 above in respect of
            Class C Deficiency Amount.                                                                                       $0.00


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         16 The amount of the payment set forth in A1 above in respect of
            Class C Prior Period Interest.                                                                                   $0.00

         17 The amount of the payment set forth in A1 above in respect of
            Class D Monthly Interest.                                                                                        $0.00

         18 The amount of the payment set forth in A1 above in respect of
            Class D Additional Interest.                                                                                     $0.00

         19 The amount of the payment set forth in A1 above in respect of
            Class D Deficiency Amount.                                                                                       $0.00

         20 The amount of the payment set forth in A1 above in respect of
            Class D Prior Period Interest.                                                                                   $0.00

B.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST.

          1 Collections of Principal Receivables.

            The aggregate amount of Collections of Principal Receivables received during the related Monthly Period which were allocated
            in respect of the Class A, Class B, Class C, and Class D notes.                                        $113,052,858.25

          2 Noteholders Investor Interests and Principal Receivables in the
            Trust.

            (a)  The aggregate amount of Principal Receivables in the Trust
                 as of the end of the related Monthly Period.                                                     2,937,241,318.57

            (b)  The Investor Interest as of the end of the related Interest
                 Period.                                                                                           $591,400,000.00

            (c)  The Class A Investor Interest as of the end of the related
                 Interest Period.                                                                                  $550,000,000.00

            (d)  The Class B Investor Interest as of the end of the related
                 Interest Period.                                                                                   $22,170,000.00

            (e)  The Class C Investor Interest as of the end of the related
                 Interest Period.                                                                                   $10,350,000.00

            (f)  The Class D Investor Interest as of the end of the related
                 Interest Period.                                                                                    $8,880,000.00

            (g)  The average daily Investor Interest with respect to the related
                 Interest Period.                                                                                  $591,400,000.00

            (h)  The average daily Class A Investor Interest with respect to the
                 related Interest Period.                                                                          $550,000,000.00

            (i)  The average daily Class B Investor Interest with respect to the
                 related Interest Period.                                                                           $22,170,000.00

            (j)  The average daily Class C Investor Interest with respect to the
                 related Interest Period.                                                                           $10,350,000.00

            (k)  The average daily Class D Investor Interest with respect to the
                 related Interest Period.                                                                            $8,880,000.00

            (l)  The Floating Investor Percentage with respect to the related
                 Transfer Date.                                                                                             20.73%

            (m)  The Class A Floating Allocation with respect to the related
                 Transfer Date.                                                                                             93.00%


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            (n)  The Class B Floating Allocation with respect to the related                                                 3.75%
                 Transfer Date.

            (o)  The Class C Floating Allocation with respect to the related                                                 1.75%
                 Transfer Date.

            (p)  The Class D Floating Allocation with respect to the related                                                 1.50%
                 Transfer Date.

            (q)  The Fixed Investor Percentage with respect to the related                                                       -
                 Monthly Period.

            (r)  The Class A Fixed Allocation with respect to the related                                                        -
                 Monthly Period.

            (s)  The Class B Fixed Allocation with respect to the related                                                        -
                 Monthly Period.

            (t)  The Class C Fixed Allocation with respect to the related                                                        -
                 Monthly Period.

            (u)  The Class D Fixed Allocation with respect to the related                                                        -
                 Monthly Period.

            (v)  The outstanding principal balance of the Class A Notes as of the                                  $550,000,000.00
                 end of the day on the Payment Date.

            (x)  The outstanding principal balance of the Class B Notes as of the                                   $22,170,000.00
                 end of the day on the Payment Date.

            (y)  The outstanding principal balance of the Class C Notes as of the                                   $10,350,000.00
                 end of the day on the Payment Date.

            (z)  The outstanding principal balance of the Class D Notes as of the                                    $8,880,000.00
                 end of the day on the Payment Date.

            (aa) The balance of the Transferor Certificate as of the                                                             0
                 end of the related Monthly Period.

          3 Increases and Decreases in Investor Interests.

            (a)  Increases in the Class A Investor Interest made during the related Interest Period (not including increases made on the
                 preceding payment date)                                                                            550,000,000.00

            (b)  Increases in the Class B Investor Interest made during the related Interest Period (not including increases made on the
                 preceding payment date)                                                                             22,170,000.00

            (c)  Increases in the Class C Investor Interest made during the related Interest Period (not including increases made on the
                 preceding payment date)                                                                             10,350,000.00

            (d)  Increases in the Class D Investor Interest made during the related Interest Period (not including increases made on the
                 preceding payment date)                                                                              8,880,000.00

            (e)  Voluntary Decreases in the Class A Investor Interest made during the related Interest Period (not including decreases
                 made on the preceding payment date)                                                                             0

            (f)  Voluntary Decreases in the Class B Investor Interest made during the related Interest Period (not including decreases
                 made on the preceding payment date)                                                                             0

            (g)  Voluntary Decreases in the Class C Investor Interest made during the related Interest Period (not including decreases
                 made on the preceding payment date)                                                                             0



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            (h)  Voluntary Decreases in the Class D Investor Interest made during the related Interest Period (not including decreases
                 made on the preceding payment date)                                                                             0

            (i)  Increases in the Class A Investor Interest to be made on the
                 related Payment Date.                                                                                           0

            (j)  Increases in the Class B Investor Interest to be made on the
                 related Payment Date.                                                                                           0

            (k)  Increases in the Class C Investor Interest to be made on the
                 related Payment Date.                                                                                           0

            (l)  Increases in the Class D Investor Interest to be made on the
                 related Payment Date.                                                                                           0

            (m)  Mandatory Decreases of the Class A Investor Interest to be
                 made on the related Payment Date.                                                                               0

            (n)  Mandatory Decreases of the Class B Investor Interest to be made
                 on the related Payment Date.                                                                                    0

            (o)  Mandatory Decreases of the Class C Investor Interest to be made
                 on the related Payment Date.                                                                                    0

            (p)  Mandatory Decreases of the Class D Investor Interest to be made
                 on the related Payment Date.                                                                                    0

            (q)  Voluntary Decreases in the Class A Investor Interest to be made
                 on the related Payment Date.                                                                                    0

            (r)  Voluntary Decreases in the Class B Investor Interest to be made
                 on the related Payment Date.                                                                                    0

            (s)  Voluntary Decreases in the Class C Investor Interest to be made
                 on the related Payment Date.                                                                                    0

            (t)  Voluntary Decreases in the Class D Investor Interest to be made
                 on the related Payment Date.                                                                                    0

          4 Delinquent Receivables


                                                                                            Aggregate                  Percentage
                                                                                          Outstanding                    of Total
                                                                                              Balance                 Receivables
                                                                          --------------------------------------------------------

            (a)  1   -  30 days                                                        $21,688,123.84                       0.74%
            (b)  31 - 60 days                                                           $9,886,518.18                       0.34%
            (c)  61 - 90 days                                                           $6,704,885.55                       0.23%
            (d)  91 - 120 days                                                          $3,942,395.04                       0.13%
            (e)  121 - 150 days                                                         $4,447,362.18                       0.15%
            (f)  151 or more days                                                       $8,030,888.46                       0.27%
                                                                          --------------------------------------------------------
                           Total                                                       $54,700,173.25                       1.86%
                                                                          ========================================================

          5 Deferred Payment Obligations and Unfunded Receivables

            (a)  Aggregate amount of Principal Receivables representing
                 Deferred Payment Obligations.                                                                     $256,697,147.95

            (b)  Percentage of aggregate Principal Receivables balance
                 representing Deferred Payment Obligations.                                                                  8.74%

            (c)  Aggregate amount of Principal Receivables representing the
                 amount of unfunded Receivables.                                                                    $82,200,732.99


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            (d)  Percentage of aggregate Principal Receivables balance
                 representing the amount of unfunded Receivables.                                                            2.80%

          6 Investor Default Amounts

            (a)  The Aggregate Investor Default Amount for the related Monthly Period.                                 $129,531.60

            (b)  The Class A Investor Default Amount for the related Transfer Date.                                    $120,463.95

            (c)  The Class B Investor Default Amount for the related Transfer Date.                                      $4,855.79

            (d)  The Class C Investor Default Amount for the related Transfer Date.                                      $2,266.91

            (e)  The Class D Investor Default Amount for the related Transfer Date.                                      $1,944.95


          7 Investor Charge-offs

            (a)  The aggregate amount of Class A Investor Charge-Offs and other principal
                 writedowns for the related Transfer Date.                                                                   $0.00

            (b)  The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(a) above per $1,000 of original Class A
                 Note principal amount.                                                                                      $0.00

            (c)  The aggregate amount of Class B Investor Charge-Offs and other principal
                 writedowns for the related Transfer Date.                                                                   $0.00

            (d)  The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(c) above per $1,000 of original Class B
                 Note principal amount.                                                                                      $0.00

            (e)  The aggregate amount of Class C Investor Charge-Offs and other principal
                 writedowns for the related Transfer Date.                                                                   $0.00

            (f)  The aggregate amount of Class C Investor Charge-Offs and other principal writedowns set forth in 6(e) above per $1,000 of original Class C
                 Note principal amount.                                                                                      $0.00

            (g)  The aggregate amount of Class D Investor Charge-Offs and other principal
                 writedowns for the related Transfer Date.                                                                   $0.00

            (h)  The aggregate amount of Class D Investor Charge-Offs and other principal writedowns set forth in 6(g) above per $1,000 of original Class D
                 Note principal amount.                                                                                      $0.00

            (i)  The aggregate amount of Class A Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately preceding
                 this payment Date.                                                                                          $0.00

            (j)  The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(i) above per $1,000 of original Class A Note principal amount reimbursed on the Transfer Date immediately preceding
                 this Payment Date.                                                                                          $0.00

            (k)  The aggregate amount of Class B Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately preceding
                 this payment Date.                                                                                          $0.00

            (l)  The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(k) above per $1,000 of original Class B Note principal amount reimbursed on the Transfer Date immediately preceding
                 this Payment Date.                                                                                          $0.00


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            (m)  The aggregate amount of Class C Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately preceding
                 this payment Date.                                                                                          $0.00

            (n)  The aggregate amount of Class C Investor Charge-Offs and other principal writedowns set forth in 6(m) above per $1,000 of original Class C Note principal amount reimbursed on the Transfer Date immediately preceding
                 this Payment Date.                                                                                          $0.00

            (o)  The aggregate amount of Class D Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately preceding
                 this payment Date.                                                                                          $0.00

            (p)  The aggregate amount of Class D Investor Charge-Offs and other principal writedowns set forth in 6(o) above per $1,000 of original Class C Note principal amount reimbursed on the Transfer Date immediately preceding
                 this Payment Date.                                                                                          $0.00

          8 Investor Servicing Fee

            (a)  The amount of the Class A Servicing Fee payable by the Trust
                 to the Servicer with respect to the related Transfer Date.                                                  $0.00

            (b)  The amount of the Class B Servicing Fee payable by the Trust
                 to the Servicer with respect to the related Transfer Date.                                                  $0.00

            (c)  The amount of the Class C Servicing Fee payable by the Trust
                 to the Servicer with respect to the related Transfer Date.                                                  $0.00

            (d)  The amount of the Class D Servicing Fee payable by the Trust
                 to the Servicer with respect to the related Transfer Date.                                                  $0.00

          9 Reallocations
            (a)  The amount of Reallocated Class B Principal Collections
                 with respect to this payment Date.                                                                          $0.00

            (b)  The amount of Reallocated Class C Principal Collections
                 with respect to this payment Date.                                                                          $0.00

            (c)  The amount of Reallocated Class D Principal Collections
                 with respect to this payment Date.                                                                          $0.00

         10 Collection of Finance Charge Receivables The aggregate amount of
            Collections of Finance Charge Receivables (including Recoveries)
            received during the related Monthly Period which were allocated in
            respect of the Class A, Class B, Class C and Class D notes.                                              $3,621,181.83

         11 Available Funds

            (a)  The amount of Class A Available Funds on deposit in the
                 Finance Charge Account on the related Transfer Date.                                                $3,367,686.85

            (b)  The amount of Class B Available Funds on deposit in the
                 Finance Charge Account on the related Transfer Date.                                                  $135,748.40

            (c)  The amount of Class C Available Funds on deposit in the
                 Finance Charge Account on the related Transfer Date.                                                   $63,373.74

            (d)  The amount of Class D Available Funds on deposit in the
                 Finance Charge Account on the related Transfer Date.                                                   $54,372.83

         12 Pool Factor as of the related Monthly Period                                                                 1.0000000


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         13 Yield Enhancement

            (a)  Balance in the Yield Enhancement Account as of the
                 related Monthly Period                                                                                      $0.00

            (b)  Available Yield Enhancement Amount with respect to the
                 related Transfer Date.                                                                                $589,577.72

            (c)  Excess Spread with respect to the related Transfer Date.                                            $2,926,435.15

            (d)  Amount paid to Noteholders from Excess Spread on the related
                 Transfer Date.                                                                                         $24,362.65

            (e)  Amount paid to Noteholders from the Yield Enhancement
                 Account on ther related Transfer Date.                                                                      $0.00

            (f)  91 Day Delinquency Amount as of the related Transfer Date.                                          $3,404,158.90

            (g)  Amount in excess of the 91 Day Delinquency Amount released from.
                 the Yield Enhancement Account.                                                                        ($87,491.33)

            (h)  Resulting balance in the Yield Enhancement Account on the
                 related Transfer Date.                                                                              $3,404,158.90

         15 Class C Reserve Account

            (a)  Class C Reserve Amount Requied                                                                              $0.00

            (b)  Class C Reserve Amount Funded                                                                               $0.00

         16 Excess Funding Account

            (a)  The principal amount on deposit in the Excess Funding Account
                 as of the end of the related Monthly Period.                                                                $0.00

            (b)  The Amount of Principal Collections deposited into the
                 Excess Funding Account on the related Transfer Date.                                                        $0.00

C.    FLOATING RATE DETERMINATION

          1 LIBOR for the Interest Period ending on this payment Date.                                                     1.1000%

D.    AMORTIZATION PERIODS

          1 Class A Controlled Amortization period has not commenced.

          2 Class B Controlled Amortization period has not commenced.

          3 Class C Controlled Amortization period has not commenced.

          4 Class D Controlled Amortization period has not commenced.

          5 Class A Principal Amortization period has not commenced.

          6 Class B Principal Amortization period has not commenced.

          7 Class C Principal Amortization period has not commenced.

          8 Rapid Amortization Period has not commenced.


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E.    PAY OUT EVENTS

      (a)   Financed Premium Percentage for the related Monthly Period.                                                     78.64%

      (b)   Financed Premium Percentage for the Monthly Period
            immediately preceding the related Monthly Period.                                                               79.84%

      (c)   Financed Premium Percentage for the Monthly Period
            next preceding the related Monthly Period.                                                                      78.44%

      (d)   Monthly Payment Rate for the related Monthly Period.                                                            19.73%

      (e)   Monthly Payment Rate for the Monthly Period
            immediately preceding the related Monthly Period.                                                               21.04%

      (f)   Monthly Payment Rate for the Monthly Period
            next preceding the related Monthly Period.                                                                      22.66%

      (g)   Annualized Monthly Excess Spread Amount for the related
            Monthly Period.                                                                                              708 bp's

      (h)   Annualized Monthly Excess Spread Amount for the Monthly
            Period immediately preceding the related Monthly Period.                                                     733 bp's

      (i)   Annualized Monthly Excess Spread Amount for the Monthly
            Period next preceding the related Monthly Period.                                                            733 bp's

      To the knowledge of the undersigned, no Series 2004-1 Pay Out Event or Trust Pay Out Event has occurred.

F.    SUPPLEMENTAL INFORMATION:

      The five largest affiliated insurance carrier groups at month-end are:
                                                                                                                       % of total
          1 American International Group Inc.                                                                               31.3%
          2 Zurich Financial Services Group                                                                                  5.0%
          3 Lloyd's of London                                                                                                4.9%
          4 St. Paul Travelers Companies Inc.                                                                                4.5%
          5 ACE INA Group                                                                                                    3.0%

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                                     A.I.CREDIT CORP., AICCO I, AICCO II,
                                     IP FINANCE, IP FUNDING, SERVICER

                                     By: /s/ Jeffrey Lesnoy
                                         -------------------------------------
                                         Jeffrey Lesnoy
                                         Senior Vice President and
                                         Controller